EXHIBIT 10.5

[English Translation]

SUPPLEMENT TO LOAN AGREEMENT

Lender (“Party A”):    Jinjiang Weili Weaving Industrial Co., Ltd.

Borrower (“Party B”): Shenzhen Trony Science and Technology Development Co., Ltd.

Party A and Party B have agreed to extend the loan term (from April 10, 2008 to April 10, 2010) set forth in the original Loan Agreement (dated as of April 9, 2008 attached hereto as an exhibit, the “Loan Agreement”) for two (2) years, i.e., the loan term shall be extended to end on April 10, 2012. In the event that it is necessary to make any prepayment, the parties may make decisions through consultation. Except for this amendment, the remaining provisions of the Loan Agreement shall remain unchanged.

This supplement shall be executed in two (2) copies with each of Party A and Party B holding one (1) copy, and shall become effective after being signed or sealed by both parties.

Party A: Jinjiang Weili Weaving Industrial Co., Ltd.	Party B: Shenzhen Trony Science and Technology Development Co., Ltd.

(Seal)	(Seal)

Date: June 30, 2009	Date: June 30, 2009